Exhibit 99.30

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                   July, 1998
          Series 1998-11A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                  7.411093
                                                       -------------------------
       Weighted average maturity                                         355.83
                                                       -------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                    Principal
              Principal Per       Prepayments Per  Interest Per
      Class    Certificate          Certificate     Certificate    Payout Rate
      -----    -----------          -----------     -----------    -----------
       1PO  $     1.03772648     $    0.13543687  $  0.00000000   %  0.00000000
       1A1  $     6.96262901     $    5.88039561  $  5.62500000   %  6.75000000
       1A2  $     5.07061031     $    4.28246196  $  5.62500000   %  6.75000000
       1A3  $     0.00000000     $    0.00000000  $  5.83333333   %  7.00000000
       1A4  $     0.00000000     $    0.00000000  $  5.83333417   %  7.00000101
       1A5  $     0.00000000     $    0.00000000  $  5.83333417   %  7.00000101
       1A6  $     0.00000000     $    0.00000000  $  5.83333417   %  7.00000101
       1A7  $     0.00000000     $    0.00000000  $  5.41666667   %  6.50000000
       1A8  $     0.00000000     $    0.00000000  $  5.62500002   %  6.75000002
       1A9  $    28.05248550     $   23.69215878  $  5.62500153   %  6.75000183
       1A10 $     0.00000000     $    0.00000000  $  5.62500000   %  6.75000000
       1A11 $     0.00000000     $    0.00000000  $  5.62500000   %  6.75000000
       1A12 $     2.38080313     $    2.01074403  $  5.62500000   %  6.75000000
       1A13 $    12.52171074     $   10.57540403  $  5.62500000   %  6.75000000
       1A14 $  1000.00000000     $  844.56544304  $  5.62506329   %  6.75007595
       1A15 $     2.39679680     $    2.02425164  $  5.62500000   %  6.75000000
       1A16 $    17.45599244     $   14.74272746  $  5.62500000   %  6.75000000
       1A17 $     0.00000000     $    0.00000000  $  5.62500000   %  6.75000000
       1R   $  1000.00000000     $  844.60000000  $  5.60000000   %  6.72000000
       1M   $     0.77645683     $    0.00000000  $  5.62500052   %  6.75000063
       1B1  $     0.77645667     $    0.00000000  $  5.62500121   %  6.75000145
       1B2  $     0.77645494     $    0.00000000  $  5.62500000   %  6.75000000
       1B3  $     0.77645582     $    0.00000000  $  5.62500241   %  6.75000290
       1B4  $     0.77645753     $    0.00000000  $  5.62500000   %  6.75000000
       1B5  $     0.77645481     $    0.00000000  $  5.62499759   %  6.74999710

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            31,826.14
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       515,306,000.60
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,657
                                                               -----------------
       3.
         Beginning Aggregate   Ending Aggregate        Ending
          Class Certificate    Class Certificate  Single Certificate
Class     Principal Balance    Principal Balance       Balance           Cusip
-----     -----------------    -----------------       -------           -----
1PO     $        422,780.00  $        422,341.27  $         998.96    GE98111PO
1A1     $    191,300,000.00  $    189,968,049.07  $         993.04    36157RJC0
1A2     $     49,680,000.00  $     49,428,092.08  $         994.93    36157RJD8
1A3     $      4,860,000.00  $      4,860,000.00  $       1,000.00    36157RJE6
1A4     $      3,980,000.00  $      3,980,000.00  $       1,000.00    36157RJF3
1A5     $      3,980,000.00  $      3,980,000.00  $       1,000.00    36157RJG1
1A6     $      3,980,000.00  $      3,980,000.00  $       1,000.00    36157RJH9
1A7     $     16,800,000.00  $     16,800,000.00  $       1,000.00    36157RJJ5
1A8     $     41,524,119.00  $     41,524,119.00  $       1,000.00    36157RJK2
1A9     $      3,275,000.00  $      3,183,128.11  $         971.95    36157RJL0
1A10    $      9,920,000.00  $      9,920,000.00  $       1,000.00    36157RJM8
1A11    $     51,000,000.00  $     51,000,000.00  $       1,000.00    36157RJN6
1A12    $     35,200,000.00  $     35,116,195.73  $         997.62    36157RJP1
1A13    $     14,900,000.00  $     14,713,426.51  $         987.48    36157RJQ9
1A14    $         79,000.00  $              0.00  $           0.00    36157RJR7
1A15    $     45,620,000.00  $     45,510,658.13  $         997.60    36157RJS5
1A16    $     19,850,000.00  $     19,503,498.55  $         982.54    36157RJT3
1A17    $        720,000.00  $        720,000.00  $       1,000.00    36157RJU0
SUP1    $    494,439,194.63  $    491,967,643.07  $         995.00    G9811SUP1
1R      $            100.00  $              0.00  $           0.00    36157RJY2
1M      $      9,579,000.00  $      9,571,562.32  $         999.22    36157RJV8
1B1     $      4,143,000.00  $      4,139,783.14  $         999.22    36157RJW6
1B2     $      2,330,000.00  $      2,328,190.86  $         999.22    36157RJX4
1B3     $      2,071,000.00  $      2,069,391.96  $         999.22    36157RLG8
1B4     $      1,036,000.00  $      1,035,195.59  $         999.22    36157RLH6
1B5     $      1,553,574.00  $      1,552,367.72  $         999.22    36157RLJ2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            0        Principal Balance  $               0.00
                              --------                          ---------------
       2.   60-89 days
            Number            0        Principal Balance  $               0.00
                              --------                          ---------------
       3.   90 days or more
            Number            0        Principal Balance  $               0.00
                              --------                          ---------------
       4.   In Foreclosure
            Number            0        Principal Balance  $               0.00
                              --------                          ---------------
       5.   Real Estate Owned
            Number            0        Principal Balance  $               0.00
                              --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                          $               0.00
                                                                ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                   $                0.00
                                                             -------------------

       2.   Bankruptcy Loss Amount:                       $                0.00
                                                             -------------------

       3.   Fraud Loss Amount:                            $                0.00
                                                             -------------------

       4.   Certificate Interest Rate of the Class S Certificate:%  0.00000000
                                                                   ------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.